UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
         14A-6(E)(2))

[ ]     Definitive Proxy Statement

[X]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to  240.14a-12


                         BEST ENERGY SERVICES, INC
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:

     (4)     Date Filed:























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BEST ENERGY SERVICES, INC     VOTE  BY  INTERNET  -  WWW.PROXYVOTE.COM  Use  the
5433 WESTHEIMER ROAD          Internet  to transmit your voting instructions and
SUITE 825                     for  electronic  delivery  of information up until
HOUSTON, TEXAS 77056          11:59 P.M. Eastern Time the day before the cut-off
                              date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                              VOTE  BY  PHONE  -  1-800-690-6903
                              Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                              VOTE BY MAIL
                              Mark, sign and date your proxy card and return it in the postagepaid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.












TO VOTE, MARK BLOCKS BELOW IN                                  KEEP THIS PORTION
BLUE OR BLACK INK AS FOLLOWS:                                   FOR YOUR RECORDS
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THIS PROXY CARD IS VALID                                       DETACH AND RETURN
ONLY WHEN SIGNED AND DATED.                                    THIS PORTION ONLY
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The Board of Directors recommends a vote FOR the following:

1.   ELECTION OF DIRECTORS
     Nominees

01) Mark G. Harrington 02) James S. Byrd, Jr. 03) Joel Gold 04) David Voyticky

     For    Withold   For All   To withhold authority to vote for any individual
     All      All     Except    nominee(s), mark "For All Except" and write the
                                number(s) of the nominee(s) on the line below.
     [ ]      [ ]       [ ]
                                ------------------------------------------------

The Board of Directors recommends a vote FOR proposals 2 and 3:
                                                        For    Against   Abstain

2.   Approve an amendment to the Company's Articles of  [ ]      [ ]       [ ]
     Incorporation in order to increase the authorized but unissued shares of common stock of the Company from 90,000,000 to 250,000,000.

3.   Ratification of the selection of M&K, CPAs, PLLC   [ ]      [ ]       [ ]
     as the Company's independent registered public accounting firm fof the fiscal year ending
     December 31, 2010.

NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.












Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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Signature [PLEASE SIGN WITHIN BOX] Date      Signature (Joint Owners)      Date
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Importand Notice Regarding the Availability of Proxy Materials for the Annual
Meeting: The Annual Report, Notice and Proxy Statement is/are available at www.proxyvote.com
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                           BEST ENERGY SERVICES, INC.
                         ANNUAL MEETIN GOF SHAREHODLERS
                           AUGUST 30, 2010, 11:00 AM
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The shareholder(s) hereby appoint(s) Mark Harrngton and Dennis Irwin, or either of them, as proxies, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of BEST ENERGY SERVICES, INC. that the shareholder(s) is/are entitle to vote at the Annual Meeting of shareholders to be held at 11:00 AM, CST on 8/30/2010, at 5433 Westheimer Road, Suite 825, Houston, TX 77056, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.





                (Continued and to be signed on the reverse side)









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